                                 EXHIBIT 10.52
                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement, dated as of January 12, 1999 (the "Credit Agreement") among Denali Incorporated, a Delaware corporation (the "Borrower"), the lenders which are or may become parties to the Credit Agreement (the "Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and ING (U.S.) Capital LLC, as documentation agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

________________________________________ (the "Assignor") and Southwest Bank of
Texas, N.A. (the "Assignee") agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), all of the Assignor's interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement as are set forth on SCHEDULE 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on SCHEDULE 1.

                  2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of, the Borrower or any Subsidiary or any other obligor or the performance or observance by, the Borrower or any Subsidiary or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s) held by it evidencing the Assigned Facilities and requests that the Agent exchange such Note(s) for a new Note or Notes payable to the Assignee (and, if the Assignor is retaining any portion of its rights and obligations under the Loan Documents, to the Assignor) in the amounts which reflect the assignment being made hereby.

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 9.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative


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Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 6.11(b) of the Credit Agreement.

                  4. The effective date of this Assignment and Acceptance shall be March 15, 1999 (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to Section 13.6(c) of the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

                  5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

                  6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.



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                                   SCHEDULE 1
                          TO ASSIGNMENT AND ACCEPTANCE
         RELATING TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 12, 1999
                                      AMONG
                               DENALI INCORPORATED
                           THE LENDERS NAMED THEREIN,
   CANADIAN IMPERIAL BANK OF COMMERCE, AS ADMINISTRATIVE AGENT FOR THE LENDERS
              (IN SUCH CAPACITY, THE "ADMINISTRATIVE AGENT"), AND
                 ING (U.S.) CAPITAL LLC, AS DOCUMENTATION AGENT.
-------------------------------------------------------------------------------
Name of Assignor:
                  -------------------------------------------------------------
Name of Assignee:  Southwest Bank of Texas, N.A.

Effective Date of Assignment:  March 15, 1999

             Credit                               Principal                        Commitment Percentage
        Facility Assigned                      Amount Assigned                           Assigned
----------------------------------  -------------------------------------  ------------------------------------
Term Loan                               $   666,666.66                                     3.33%
Acquisition Loan                        $ 1,166,666.67                                     3.33%
Revolving Credit Loan                   $   666,666.67                                     3.33%

ING (U.S.) CAPITAL LLC                                      SOUTHWEST BANK OF TEXAS, N.A.
By  /S/ Pamela Kaye                                         By /S/ Steven F. Barnhart
   ------------------------------------------------            ------------------------------------------------
Name:  Pamela Kaye                                          Name:  Steven F. Barnhart
Title:  Vice President                                      Title:  Sr. Vice President

KEY CORPORATE CAPITAL INC.

By  /S/ Michael D. Carroll
   ------------------------------------------------
Name:  Michael D. Carroll
Title:  Vice President

CIBC INC.

By:   Patricia Schaupp
   ------------------------------------------------
Name:  Patricia Schaupp
Title:  Executive Director, CIBC Oppenheimer Corp, as Agent

Accepted:

       Canadian Imperial Bank of Commerce,
         as Administrative Agent

By  /S/ Patricia Schaupp
   ------------------------------------------------
Name:  Patricia Schaupp
Title:  Executive Director

       [Add if applicable]Denali Incorporated
         as Borrower


By   /S/ R. Kevin Andrews
   ------------------------------------------------
Name:  R. Kevin Andrews
Title:  CFO/Treasurer